Infinity Q Diversified Alpha Fund

Investor Class	IQDAX
Institutional Class	IQDNX

PROSPECTUS

February 1, 2018

A series of Trust for Advised Portfolios (the “Trust”)

Neither the U.S. Securities and Exchange Commission nor the U.S. Commodities and Futures Trading Commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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SUMMARY SECTION

Investment Objective
The Infinity Q Diversified Alpha Fund (the “Fund”) seeks to generate positive absolute returns.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	Investor Class	Institutional Class
Redemption Fee (as a percentage of amount redeemed on shares held for 60 days or less)	1.00%	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Investor Class		Institutional Class
Management Fees		1.70%		1.70%
Distribution and Service (Rule 12b-1) Fees		0.25%		None
Other Expenses(1)		0.83%		0.72%
Dividends on short sales, interest and broker fees	0.41%		0.39%
Remaining other expenses	0.42%		0.33%
Acquired Fund Fees and Expenses		0.07%		0.07%
Total Annual Fund Operating Expenses(2)		2.85%		2.49%
Less: Fee Waiver and Expense Reimbursement(3), (4)		-0.17%		-0.08%
Net Annual Fund Operating Expenses		2.68%		2.41%

(1)	Other Expenses include expenses of the Subsidiary (defined below) which were less than 0.01% for the most recent fiscal year.
(2)
Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets Before Advisory Fee Waiver provided in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include 0.07% that is attributed to acquired fund fees and expenses (“AFFE”).

(3)
Infinity Q Capital Management, LLC (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding AFFE, taxes, interest expense, dividends on securities sold short and extraordinary expenses) in order to limit the Net Annual Fund Operating Expenses to 2.20% and 1.95% of average daily net assets of the Fund’s Investor Class and Institutional Class shares, respectively (the “Expense Caps”). The Expense Caps will remain in effect through at least February 1, 2019, and may be terminated only by the Trust’s Board of Trustees (the “Board”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to, if different, the Expense Cap at the time of waiver/payment or the Expense Cap at the time of recoupment, whichever is lower.

(4)
The Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may be terminated only with the approval of the Board.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
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	1 Year	3 Years	5 Years	10 Years
Investor Class	$271	$867	$1,489	$3,164
Institutional Class	$244	$768	$1,318	$2,820

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. As discussed below, the Fund’s investment strategies, including the use of derivative instruments, require frequent transactions that generate a portfolio turnover rate that is significantly higher than most equity funds. During the fiscal year ended August 31, 2017, the Fund’s portfolio turnover rate was 65% of the average value of its portfolio, including cash and long-term derivative positions. This portfolio turnover rate calculation excludes derivatives and cash transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies of the Fund
The Fund pursues its investment objective by aiming to provide exposure to several strategies often referred to as “alternative” or “absolute return” strategies. Absolute return strategies seek to produce positive performance in both positive and negative environments for equities, fixed income, and credit markets. Utilizing a diversified portfolio of instruments, the Fund seeks exposure to the following strategies: Volatility, Equity Long/Short, Relative Value and Global Macro. Through exposure to these strategies, the Fund attempts to generate positive absolute returns over time.

The Fund implements these strategies by investing globally (including in emerging markets) either directly in, or through total return swaps on, a broad range of instruments, including, but not limited to, equities, bonds (including but not limited to high-yield or “junk” bonds), currencies, commodities, MLPs, credit derivatives, convertible securities, futures, forwards, options, including complex options such as barrier options, and swaps. The Fund may also invest up to 25% of its assets in a subsidiary that is invested in these types of derivative instruments (the “Subsidiary”) as described further below. The Fund has no limits with respect to the credit rating, maturity or duration of the debt securities in which it may invest.

The Adviser relies heavily on proprietary quantitative models and information as well as data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments. In most cases, the Fund’s quantitative models are the determinative factor in making investment decisions. In some cases, at the portfolio manager’s discretion, market risk exposure may be reduced through hedging.

The Fund is generally intended to have a low average correlation and beta to the equity, fixed income, and credit markets. Beta is a measure of the systematic risk of a security or portfolio in comparison to the market as a whole. The excess return generated by the Fund beyond the return attributable to equity, fixed income, and credit markets is alpha. The Fund generally intends to generate the majority of its performance through alpha. The Adviser will attempt to mitigate risk through diversification of holdings and through active monitoring of volatility, counterparties and other risk measures. There is no assurance, however, that the Fund will achieve its investment objective.

As discussed above, the Fund provides exposure to several absolute return strategies through a single registered investment company. The Fund currently intends to have exposure to each of these strategies; however, it may vary its level of allocation among these strategies depending on market conditions, including reducing the exposure to any strategy to zero. The Adviser believes that, based on a comprehensive analysis of the key drivers of return from these strategies (which are traditionally made available through hedge funds), it can capture a meaningful portion of the return that these strategies can be expected to provide. The Fund is generally intended to have a low correlation to the equity, fixed income, and credit markets. The Fund may add additional strategies from time to time, but currently pursues its investment objective by following the four primary strategies discussed in greater detail below:

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Volatility: The Volatility Strategy provides long and short exposure to a diversified portfolio of derivatives across equities, currencies, bonds, interest rates, and commodities markets. The Fund invests long positions in derivatives it expects to increase in value and short sells derivatives it expects to decrease in value. Derivatives are instruments that derive their value from the performance of an underlying security or index. These instruments include index options (vanilla and exotic), volatility and variance swaps, correlation swaps, credit default swaps, swaptions, and total return swaps.

Equity Long/Short: The Equity Long/Short Strategy provides long and short exposure to a diversified portfolio of equities which involves investing long in equities the Adviser expects to increase in value and short selling equities the Adviser expects to decrease in value. When taking a “short” position, the Fund may sell an instrument that it does not own and would then borrow an instrument to meet its settlement obligations. The Fund may also take long and short positions in options, futures, forwards or swaps.

Relative Value: The Relative Value Strategy seeks to generate profit by simultaneously investing directly in and taking short positions (i.e., going long and short) in highly correlated securities (e.g., long front-month WTI oil futures and short third-month WTI oil futures). The Fund goes long and short in securities across equities, currencies, bonds, interest rates, and commodities markets. The Strategy typically has a short-term holding period, which causes high portfolio turnover.

Global Macro: The Global Macro Strategy seeks to profit by forecasting price movements based on changing macroeconomic conditions and the impact of economic events across a broad spectrum of assets. The Strategy provides long and short exposure to equities, currencies, bonds, interest rates, and commodities markets.

The Fund’s strategies may result in frequent portfolio trading and high portfolio turnover (greater than 100%). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. Higher portfolio turnover rates generate capital gains that must be distributed to shareholders and could increase brokerage commission costs. To the extent that the Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance.

The Adviser is a “commodity pool operator” (“CPO”) with respect to the Fund and is registered with and regulated by the Commodity Futures Trading Commission (“CFTC”).

As discussed above, the Fund may invest up to 25% of its total assets in the Subsidiary which is wholly-owned by the Fund and is organized under the laws of the Cayman Islands. The Subsidiary pursues the same investment objective as the Fund. The Subsidiary invests primarily in commodity index swaps and other commodity-linked derivative instruments, and it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), as well as other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund invests in the Subsidiary with the intent of gaining exposure to the commodities markets while meeting the requirements applicable to “regulated investment companies” under U.S. federal income tax laws. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives.
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Principal Risks of Investing in the Fund
Losing all or a portion of your investment is a risk of investing in the Fund. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following risks could affect the value of your investment:

•
Alternative Strategies Risk. Employing alternative strategies raises the risk that anticipated opportunities do not play out as planned, resulting in potentially reduced returns or losses to the Fund as it unwinds failed trades.

•
Barrier Options Risk. Barrier options are similar to standard options except that they become activated or are extinguished when the underlying asset reaches a predetermined level or barrier. This type of option allows the buyer of the option to set the position of the barrier, the length of time until expiration and the payout to be received once the barrier is broken. If the Adviser sets too high or too low a barrier, and the option is either extinguished or the options are never activated the benefits to the Fund using a barrier option strategy may be limited and the costs associated with a barrier option strategy could be detrimental to the Fund’s performance.

•
Commodities Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

•
Common Stock Risk. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

•
Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

•
Counterparty Risk. In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Many of these derivative contracts, including options and swaps, will be privately negotiated in the over-the-counter market. Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund.

•
Credit Default Swap Agreement Risk. The Fund may enter into credit default swap agreements as a “buyer” or “seller” of credit protection on liquid credit indices. In instances where the Fund is a protection seller (receives a periodic fee over the life of the contract in return for the obligation to compensate the protection buyer for loss), the Fund will assume the risks associated with credit deterioration (spread widening) as well as default risk. In the event of default, the Fund is obligated to pay the buyer of credit protection the notional value of the swap less the recovery rate on the reference asset. Credit default swaps may be illiquid and difficult to value, and they increase credit risk since the Fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.

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•
Credit Risk. Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value.

•
Currency Risk. The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.

•
Derivatives Risk. The Adviser may make use of futures, forwards, options, swaps and other forms of derivative instruments. The use of derivative instruments exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, options (both written and purchased), swaps and forward currency exchange contracts. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

•
Emerging Markets Risk. The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

•	Foreign Investments Risk. Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

○
The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

○	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
○
The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

○	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
○
Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

○	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

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•
Forward and Futures Contract Risk. The successful use of forward and futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

•
High Portfolio Turnover Risk. To the extent that the Fund makes investments on a shorter-term basis (including in derivative instruments and instruments with remaining maturities of one year or less) the Fund may as a result trade more frequently and incur higher levels of brokerage fees and commissions, and cause higher levels of current tax liability to shareholders in the Fund.

•
High-Yield Securities Risk. Fixed income securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

•
Interest Rate Risk. Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser.

•
Investment in Other Investment Companies Risk. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

•
Leverage Risk. As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, options, swaps and other derivative instruments. These derivatives instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through entering into short sales or purchasing derivative instruments, the Fund has the risk of losing more than its original investment. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

•	Manager Risk. If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.

•
Market Risk. Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

•	Models and Data Risk. When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential loss.

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•
Short Sale Risk. The Fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after the Fund borrows the security, the Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, the Fund may not always be able to borrow the security at a particular time or at an acceptable price. The Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying security or instrument. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses.

•
Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “Commodities Risk” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. To the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

•
Tax Risk. In order to qualify for the favorable U.S. federal income tax treatment generally available to “regulated investment companies,” the Fund must derive at least 90% of its gross income in each taxable year from certain categories of income (“qualifying income”). Certain of the Fund’s investments (including commodity-related investments and certain other non-security based derivatives) may generate income that is not qualifying income. The Fund intends to hold certain commodity-related investments indirectly, through the Subsidiary. The Fund believes that income from the Subsidiary will be qualifying income, because it expects that the Subsidiary will make annual distributions of its earnings and profits. However, there can be no certainty in this regard, as the Fund has not sought or received an opinion of counsel, confirming that the Subsidiary’s operations and resulting distributions would produce qualifying income for the Fund.

The Fund might not be able to determine the percentage of qualifying income it has derived for a taxable year until after year-end. The Fund might generate more non-qualifying income than anticipated or might not be able to generate qualifying income in a particular taxable year at levels sufficient to limit its non-qualifying income to 10% of the Fund’s gross income. If the Fund were to fail to meet the qualifying income test, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, unless certain relief provisions are available (which would generally require the Fund to pay certain Fund-level taxes). In addition, the Fund may determine not to make an investment that it otherwise would have made, or may dispose of an investment it otherwise would have retained, in an effort to meet the qualifying income test.

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•
Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities or other investments that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

•
Value Style Risk. Investing in or having exposure to “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudged.

•
Volatility Risk. The Fund may have investments that appreciate or depreciate significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

Performance
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s Institutional Class performance for the calendar year ended December 31, 2017. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information, is posted on the Fund’s website at www.infinityqfunds.com or by calling the Fund toll-free at 1-844-IQFUND1 (473‑8631).

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 4.36% for the quarter ended March 31, 2017 and the lowest quarterly return was -0.50% for the quarter ended September 30, 2016.

Average Annual Total Returns
For the Calendar Year Ended December 31, 2017
Institutional Class	1 Year	Since Inception (9/30/2014)
Return Before Taxes	7.29%	3.63%
Return After Taxes on Distributions	7.29%	3.03%
Return After Taxes on Distributions and Sale of Fund Shares	4.13%	2.60%
Investor Class
Return Before Taxes	7.01%	3.38%
Credit Suisse Hedge Fund Index (reflects no deduction for fees, expenses, or taxes)	7.12%	2.52%

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Management
Investment Adviser:  Infinity Q Capital Management, LLC is the Fund’s investment adviser.

Portfolio Managers:
Leonard A. Potter, Chief Executive Officer, James Velissaris, Chief Investment Officer, and Scott Lindell, Chief Risk Officer, are the portfolio managers primarily responsible for the day-to-day management of the Fund and each has managed the Fund since its inception in 2014.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail to Infinity Q Diversified Alpha Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-844-IQFUND1 (473-8631), by wire transfer, or through a financial intermediary. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below.

	Investor Class	Institutional Class
Minimum Initial Investment	$100,000	$1,000,000
Minimum Subsequent Investment	$100	$10,000

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income, qualified dividend income or capital gains, unless you invest though a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (“IRA”). Distributions on investments made through tax-advantaged arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective
The Fund seeks to generate positive absolute returns. The Fund’s objective is not fundamental, and may be changed without shareholder approval.

Principal Investment Strategies
The Fund is generally intended to provide exposure to several strategies often referred to as “alternative” or “absolute return” strategies. Absolute return strategies seek to produce positive performance in both positive and negative environments for equities, fixed income, and credit markets. Utilizing a diversified portfolio of instruments, the Fund seeks exposure to the following strategies: Volatility, Equity Long/Short, Relative Value and Global Macro. Through exposure to these strategies, the Fund attempts to generate positive absolute returns over time.

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The Fund implements these strategies by investing globally (including in emerging markets) either directly in, or through total return swaps on, a broad range of instruments, including, but not limited to, equities, bonds (including but not limited to high-yield or “junk” bonds), currencies, commodities, MLPs, credit derivatives, convertible securities, futures, forwards, options, including complex options such as barrier options, and swaps. The Fund may also invest up to 25% of its assets in a subsidiary that is invested in these types of derivative instruments (the “Subsidiary”) as described further below. The Fund has no limits with respect to the credit rating, maturity or duration of the debt securities in which it may invest.

The Adviser relies heavily on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments. In most cases, the Fund’s quantitative models are the determinative factor in making investment decisions. In some cases, at the portfolio manager’s discretion, market risk exposure may be reduced through hedging.

The Fund’s returns are expected to be volatile; however, the Adviser, on average, targets an annualized volatility level for the Fund of 10%, which compares to a historical volatility level of approximately 4% for the Barclays Capital U.S. Aggregate Bond Index and a historical volatility level of approximately 18% for the S&P 500® Index of U.S. large cap stocks over the past five years. The actual or realized volatility level of the Fund can and will be materially higher or lower than its target volatility depending on market conditions.

The Fund is generally intended to have a low average correlation and beta to the equity, fixed income, and credit markets. Beta is a measure of the systematic risk of a security or portfolio in comparison to the market as a whole. The excess return generated by the Fund beyond the return attributable to equity, fixed income, and credit markets is alpha. The Fund generally intends to generate the majority of its performance through alpha. The Adviser utilizes proprietary trading algorithms in order to minimize market impact and reduce trading costs. The Adviser attempts to mitigate risk through diversification of holdings and through active monitoring of volatility, counterparties and other risk measures. There is no assurance, however, that the Fund will achieve its investment objective.

As discussed above, the Fund provides exposure to several absolute return strategies through a single registered investment company. The Fund currently intends to have exposure to each of these strategies; however, it may vary its level of allocation among these strategies depending on market conditions, including reducing the exposure to any strategy to zero. The Adviser believes that, based on a comprehensive analysis of the key drivers of return from these strategies (which are traditionally made available through hedge funds), it can capture a meaningful portion of the return that these strategies can be expected to provide. The Fund is generally intended to have a low correlation to the equity, fixed income, and credit markets. The Fund may add additional strategies from time to time but currently pursues its investment objective by following the four primary strategies discussed in greater detail below:

Volatility: The Volatility Strategy provides long and short exposure to a diversified portfolio of derivatives across equities, currencies, bonds, interest rates, and commodities markets. The Fund invests long positions in derivatives it expects to increase in value and short sells derivatives it expects to decrease in value. Derivatives are instruments that derive their value from the performance of an underlying security or index. These instruments include index options (vanilla and exotic), volatility and variance swaps, correlation swaps, credit default swaps, swaptions and total return swaps.

Equity Long/Short: The Equity Long/Short Strategy provides long and short exposure to a diversified portfolio of equities which involves investing long in equities the Adviser expects to increase in value and short selling equities the Adviser expects to decrease in value. When taking a “short” position, the Fund may sell an instrument that it does not own and would then borrow an instrument to meet its settlement obligations. The Fund may also take long and “short” positions in options, futures, forwards or swaps. Long positions will profit if the value of the equity security increases and short positions will profit if the value of the equity security declines and the borrowed shares can be replaced at lower cost. A “short” position will benefit from a decrease in price of the underlying instrument and will lose value if the price of the underlying instrument increases. Simultaneously engaging in long investing and short selling reduces the net exposure of the overall portfolio to general market movements. The Adviser intends to invest in equities, including equities of small and mid-cap companies which it defines as follows: small cap companies are those with between $300 million and $2 billion in market capitalization at the time of investment and mid cap companies are those with between $2 and $10 billion in market capitalization at the time of investment.

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Relative Value: The Relative Value Strategy seeks to generate profits by investing long and short in a pair or basket of highly correlated securities, meaning that the expectation is that they will move in the same direction over the same period of time. The Strategy seeks to identify points in time when the prices of the pair or basket of securities diverge materially. The Strategy then invests long in securities that have relatively underperformed and takes short positions in securities that have relatively outperformed. The Fund may invest long and short across the equities, currencies, bonds, interest rates, and commodities markets. The Strategy typically has a short-term holding period, which causes high portfolio turnover.

Global Macro: The Global Macro Strategy seeks to profit by forecasting price movements based on changing macroeconomic conditions and the impact of economic events across a broad spectrum of assets. The Strategy provides long and short exposure to equities, currencies, bonds, interest rates, and commodities markets.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s strategies may result in frequent portfolio trading and high portfolio turnover (typically greater than 100%). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. Higher portfolio turnover rates generate capital gains that must be distributed to shareholders and could increase brokerage commission costs. To the extent that the Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance.

As discussed above, the Fund may invest up to 25% of its total assets in the Subsidiary, which is organized under the laws of the Cayman Islands as an “exempted” company. The Subsidiary pursues the same investment objective as the Fund. The Subsidiary invests primarily in commodity index swaps and other commodity-linked derivative instruments, and it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, as well as other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund invests in the Subsidiary with the intent of gaining exposure to the commodities markets while meeting the requirements applicable to “regulated investment companies” under U.S. federal income tax laws. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.

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Principal Risks
The principal risks of investing in the Fund that may adversely affect the Fund’s net asset value (“NAV”) or total return were previously summarized and are discussed in more detail below. There can be no assurance that the Fund will achieve its investment objective.

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Alternative Strategies Risk. Employing alternative strategies raises the risk that anticipated opportunities do not play out as planned, resulting in potentially reduced returns or losses to the Fund as it unwinds failed trades. For example, with respect to credit strategies, an issuer may default or may be unable to make interest and dividend payments when due.

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Barrier Options Risk. Barrier options are similar to standard options except that they become activated or are extinguished when the underlying asset reaches a predetermined level or barrier. This type of option allows the buyer of the option to set the position of the barrier, the length of time until expiration and the payout to be received once the barrier is broken. If the Adviser sets too high or too low a barrier, and the option is either extinguished or the options are never activated the benefits to the Fund using a barrier option strategy may be limited and the costs associated with a barrier option strategy could be detrimental to the Fund’s performance.

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Commodities Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

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Common Stock Risk. The Fund invests in, or has exposure to, common stocks, which are a type of equity security that represents an ownership interest in a corporation. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company’s assets, including debt holders and preferred stockholders. Therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

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Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

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Counterparty Risk. The Fund may enter into various types of derivative contracts as described below under “Derivatives Risk”. Many of these derivative contracts, including options and swaps, may be privately negotiated in the over-the-counter market. These contracts involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

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The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) and other instruments entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or insolvent or otherwise fails to perform its obligations to the Fund due to financial difficulties, the Fund may experience significant losses or delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous proceeding. In addition, in the event of the bankruptcy or insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will likely be treated as a general creditor of such counterparty, and may not have any claim with respect to any underlying security or asset. The Fund may obtain only a limited recovery, or no recovery, in such circumstances. Counterparty risk with respect to certain exchange-traded and over-the-counter derivatives may be further complicated by U.S. financial reform legislation.

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Credit Default Swap Agreement Risk. The Fund may enter into credit default swap agreements, credit default index swap agreements and similar agreements as a protection “seller” or as a “buyer” of credit protection. The credit default swap agreement or similar instruments may have as reference obligations one or more securities that are not then held by the Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” a periodic stream of payments over the term of the agreement, provided generally that no credit event on a reference obligation has occurred. In addition, at the inception of the agreement, the protection “buyer” may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. With respect to credit default swap agreements whereby the Fund is a “buyer” of credit protection and that are contractually required to cash settle, the Fund sets aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations under the contracts. For credit default swap agreements whereby the Fund is a “buyer” of credit protection and that are contractually required to physically settle, or for credit default swap agreements whereby the Fund is deemed to be a “seller” of credit protection, the Fund sets aside the full notional value of such contracts. If a credit event occurs, an auction process is used to determine the “recovery value” of the contract. The seller then must pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund’s net cash flows over the life of the contract will be the initial up-front amount paid or received minus the sum of the periodic payments made over the life of the contract. However, if a credit event occurs, the Fund may elect to receive a cash amount equal to the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. As a seller of protection, the Fund generally receives a fixed rate of income throughout the term of the swap provided that there is no credit event. In addition, at the inception of the agreement, the Fund may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. If a credit event occurs, the Fund will be generally obligated to pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. Credit default swaps could result in losses if the Adviser does not correctly evaluate the creditworthiness of the underlying instrument on which the credit default swap is based. Additionally, if the Fund is a seller of a credit default swap and a credit event occurs, the Fund could suffer significant losses.

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Credit Risk. Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

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Currency Risk. The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.

Currency exchange rates may be particularly affected by the relative rates of inflation, interest rate levels, the balance of payments and the extent of governmental surpluses or deficits in such foreign countries and in the United States, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of such foreign countries, the United States and other countries important to international trade and finance. Governments may use a variety of techniques, such as intervention by their central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their respective currencies. They may also issue a new currency to replace an existing currency or alter the exchange rate or relative exchange characteristics by devaluation or revaluation of a currency. The liquidity and trading value of these foreign currencies could be affected by the actions of sovereign governments and central banks, which could change or interfere with theretofore freely determined currency valuation, fluctuations in response to other market forces and the movement of currencies across borders.

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Derivatives Risk. The Adviser may make use of futures, forwards, options, swaps and other forms of derivative instruments. In general, a derivative instrument (including options, as described below) typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, options (both written and purchased), swaps, and forward currency contracts. Risks of these instruments include:

•	that interest rates, securities prices and currency markets will not move in the direction that the portfolio managers anticipate;
•	that prices of the instruments and the prices of underlying securities, interest rates or currencies they are designed to reflect do not move together as expected;
•	that the skills needed to use these strategies are different than those needed to select portfolio securities;
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the possible absence of a liquid secondary market for any particular instrument and, for exchange-traded instruments, possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

•	that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited);
•	particularly in the case of privately-negotiated instruments, that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position;
•	the inability to close out certain hedged positions to avoid adverse tax consequences, and the fact that some of these instruments may have uncertain tax implications for the Fund;
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the fact that “speculative position limits” imposed by the CFTC and certain futures exchanges on net long and short positions may require the Fund to limit or unravel positions in certain types of instruments; the CFTC has proposed new rules that, if adopted in substantially the same form, will impose speculative position limits on additional derivative instruments, which may further limit the Fund’s ability to trade futures contracts and swaps; and

•	the high levels of volatility some of these instruments may exhibit, in some cases due to the high levels of leverage an investor may achieve with them.

Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

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Emerging Markets Risk. The Fund may have exposure to emerging markets. Investing in emerging markets will, among other things, expose the Fund to all the risks described below in the “Foreign Investments Risk” section. However, there are greater risks involved in investing in emerging market countries and/or their securities markets than there are in more developed countries and/or markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities. The small size of their securities markets and low trading volumes can make emerging market investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. The Fund may be required to establish special custody or other arrangements before investing. In addition, because the securities settlement procedures are less developed in these countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions. The possible establishment of exchange controls or freezes on the convertibility of currency might adversely affect an investment in foreign securities.

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Foreign Investments Risk. The Fund’s investments in foreign instruments, including depositary receipts, involve risks not associated with investing in U.S. instruments. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign instruments, among others, include:

•	Counterparty Risk: The Fund may enter into foreign investment instruments with a counterparty, which will subject the Fund to counterparty risk (see “Counterparty Risk” above).
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Currency Risk: The risk that changes in currency exchange rates will negatively affect instruments denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in instruments denominated in a foreign currency or may widen existing losses. To the extent that the Fund is invested in foreign instruments while also maintaining currency positions, it may be exposed to greater combined risk. The Fund’s net currency positions may expose it to risks independent of its securities positions.

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Geographic Risk: If the Fund concentrates its investments in issuers located or doing business in any country or region, factors adversely affecting that country or region will affect the Fund’s net asset value more than would be the case if the Fund had made more geographically diverse investments. The economies and financial markets of certain regions, such as Latin America or Asia, can be highly interdependent and decline all at the same time.

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Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund’s foreign investments, potentially including expropriation and nationalization, confiscatory taxation, and the potential difficulty of repatriating funds to the United States.

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Regulatory Risk: Issuers of foreign instruments and foreign instruments markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

•	Transaction Costs Risk: The costs of buying and selling foreign instruments, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.
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Use of Foreign Currency Forward Agreements: Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause the Fund to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).

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Forward and Futures Contract Risk. The successful use of forward and futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

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High Portfolio Turnover Risk. The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, will result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.

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High-Yield Securities Risk. Fixed income securities receiving below investment grade ratings (i.e., “junk bonds”) may have speculative characteristics, and, compared to higher-grade securities, may have a weakened capacity to make principal and interest payments in economic conditions or other circumstances. High-yield, high risk, and lower-rated securities are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default, decreased liquidity, and fluctuations in value due to public perception of the issuer of such securities. These bonds are almost always uncollateralized and subordinate to other debt that an issuer may have outstanding. In addition, both individual high-yield securities and the entire high-yield bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors or a higher profile default.

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Interest Rate Risk. Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser.

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Investment in Other Investment Companies Risk. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.

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Leverage Risk. If the Fund makes investments in futures contracts, forward contracts, options, swaps and other derivative instruments, these derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through activities such as entering into short sales or purchasing derivative instruments, the Fund has the risk of losing more than its original investment. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

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Manager Risk. The skill of the Adviser will play a significant role in the Fund’s ability to achieve its investment objective. The Fund’s ability to achieve its investment objective depends on the ability of the Adviser to correctly identify economic trends, especially with regard to accurately forecasting inflationary and deflationary periods. In addition, the Fund’s ability to achieve its investment objective depends on the Adviser’s ability to select securities, particularly in volatile stock markets. The Adviser could be incorrect in its analysis of industries, companies and the relative attractiveness of growth and value stocks and other matters. The Fund’s Adviser has not previously managed a mutual fund.

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Market Risk. The Fund is subject to market risk, which is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Market risk applies to every Fund investment. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

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Models and Data Risk. When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on Models and Data, the Adviser may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful.

Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.

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Short Sale Risk. The Fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after the Fund borrows the security, the Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, the Fund may not always be able to borrow the security at a particular time or at an acceptable price. Before the Fund replaces a borrowed security, it is required to designate on its books cash or liquid assets as collateral to cover the Fund’s short position, marking the collateral to market daily. This obligation limits the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations. The Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses.

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Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “Commodities Risk” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. To the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.

As a CPO with respect to the Fund, the Adviser is registered with the National Futures Association (“NFA”) and regulated by the CFTC. As a result, the Fund is subject to regulation by the U.S. Securities and Exchange Commission (“SEC”), the CFTC and the NFA, which could increase compliance costs of the Fund.

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Tax Risk. In order for the Fund to qualify for the favorable U.S. federal income tax treatment generally available to “regulated investment companies,” the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. Certain of the Fund’s investments (including commodity-related investments and certain other non-securities based derivatives) may generate income that is not qualifying income. The Fund intends to restrict its income from direct investments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income. The Fund may hold certain commodity-related investments indirectly, through the Subsidiary. The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to the commodities markets while allowing the Fund to meet the requirements applicable to “regulated investment companies” under U.S. federal income tax law. The Fund believes that income from the Subsidiary will be qualifying income, because it expects that the Subsidiary will make annual distributions of its earnings and profits. However, there can be no certainty in this regard, as the Fund has not sought or received an opinion of counsel confirming that the Subsidiary’s operations and resulting distributions would produce qualifying income for the Fund.

The Fund might not be able to determine the percentage of qualifying income it has derived for a taxable year until after year-end. The Fund might generate more non-qualifying income than anticipated or might not be able to generate qualifying income in a particular taxable year at levels sufficient to limit its non-qualifying income to 10 percent of the Fund’s gross income. If the Fund were to fail to meet the qualifying income test, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, unless certain relief provisions are available (which would generally require the Fund to pay certain Fund-level taxes that would reduce (and could eliminate) the Fund’s investment returns). In addition, the Fund may determine not to make an investment that it otherwise would have made, or may dispose of an investment it otherwise would have retained, in an effort to meet the qualifying income test.

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Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities or other investments that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

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Value Style Risk. Investing in or having exposure to “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

•
Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to Fund shareholders and in the quarterly holdings report on Form N-Q. The annual and semi-annual reports are available by contacting the Infinity Q Diversified Alpha Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or calling 1-844-IQFUND1 (473-8631) and on the SEC’s website at www.sec.gov. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the SAI.

MANAGEMENT OF THE FUND

Investment Adviser
The Fund’s investment adviser, Infinity Q Capital Management, LLC, is located at 888 7th Avenue, Suite 3700, New York, NY 10106. The Adviser is an SEC-registered investment advisory firm formed in 2014. The Adviser provides investment management services to institutions, individuals, high net worth individuals and other pooled investment vehicles.

The Adviser is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objective and policies. The Adviser also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed to fulfill its obligations under its advisory agreement. For its services, the Fund pays the Adviser a monthly management fee that is calculated at the annual rate of 1.70% of the Fund’s average daily net assets.

A discussion regarding the basis of the Board’s approval of the Investment Advisory Agreement is available in the Fund’s annual report to shareholders for the fiscal year ending August 31, 2017.

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Portfolio Managers
Leonard Potter is the Chief Executive Officer of Infinity Q Capital Management, and launched the firm to offer retail investors access to the top tier investment strategies typically reserved for elite high net worth clients. Mr. Potter also serves as the President and Chief Investment Officer of Wildcat Capital Management, LLC, which is an advisor to a number of ultra-high net worth clients. From 2009 until joining Wildcat, Mr. Potter served as a consultant to Soros Fund Management LLC (“SFM”) and as the Chief Investment Officer of Salt Creek Hospitality, a private acquirer and owner of hospitality related assets that was sponsored by an affiliate of SFM. From 2002 through 2009, Mr. Potter was Managing Director - Soros Private Equity at SFM where, from May 2005 through July 2009, Mr. Potter served as co-head of the Private Equity group and a member of the Private Equity Investment Committee. From September 1998 until joining SFM, Mr. Potter was a Managing Director of Alpine Consolidated LLC, a private merchant bank, and from April 1996 through September 1998, Mr. Potter founded and served as a Managing Director of Capstone Partners LLC, a private merchant bank. Prior to founding Capstone Partners, Mr. Potter was an attorney specializing in mergers, acquisitions and corporate finance at Morgan, Lewis & Bockius and Willkie Farr & Gallagher. Mr. Potter has served on a number of public and private boards of directors and is currently a member of the boards of Solar Senior Capital, Ltd. (“SUNS”), Solar Capital Ltd. (“SLRC”), GSV Capital Corp. (“GSVC”), Stonegate Production Company, LLC, Vicapsys, Inc., Aperisys, Inc. and Auto Europe Group, LLC, and a member of the Investment Committee of the Board of Trustees of Brandeis University. Mr. Potter has a Bachelor of Arts degree from Brandeis University and a Juris Doctor degree from Fordham University School of Law.

James Velissaris is the Chief Investment Officer of Infinity Q, and launched the firm to offer innovative investment solutions for institutional investors. James also serves as the portfolio manager for the Public Investments Portfolio of Wildcat Capital Management, which is an advisor to a number of ultra-high net worth clients. James joined Wildcat in 2012, and manages a team of quantitative researchers focused on developing next generation forecasting models. From 2008 until joining Wildcat, James managed the quantitative investment strategies and conducted analysis on portfolio construction and asset allocation for Arden Asset Management. He began his career as an analyst at Goldman Sachs in 2007. Mr. Velissaris earned his Bachelor of Arts degree in Economics from Harvard University and his Master of Science degree in Operations Research with a concentration in Financial Engineering from Columbia University.

Scott Lindell is the Chief Risk Officer of Infinity Q, and joined the firm in 2014. He is responsible for monitoring portfolio risk exposures, enhancing the firm’s risk analytics, and ensuring compliance with regulatory guidelines. From 2010 to 2014, Scott built out the infrastructure for the reporting and risk management of Arden Asset Management’s private funds and liquid alternatives initiatives including the crafting and monitoring of investment guidelines, and eventually became a Managing Director and the Head of Risk Management. From 2006 to 2010, Scott was a Vice President at JP Morgan Measurisk, a provider of risk-transparency and risk-measurement solutions for institutional investors and asset managers, where he oversaw the firm’s largest institutional clients. Scott began his career as an equities trader for Shonfeld Securities in 2001. He received his B.S. in Finance from the University of Buffalo in 2001 and an M.B.A. in Finance from Baruch College, Zicklin School of Business in 2005. He is a Chartered Alternative Investment Analyst (CAIA) and a Certified Financial Risk Manager (FRM).

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and his ownership of securities in the Fund.

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SHAREHOLDER INFORMATION

Pricing of Fund Shares
Shares of the Fund are sold at NAV per share which is calculated as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business. However, the Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE is closed on weekends and most national holidays, including New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV will not be calculated on days when the NYSE is closed for trading.

Purchase and redemption requests are priced based on the next NAV per share calculated after receipt of such requests. The NAV is the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities (assets – liabilities = NAV). NAV per share is determined by dividing NAV by the number of shares outstanding (NAV/ # of shares = NAV per share). The NAV takes into account the expenses and fees of the Fund, including management and administration fees, which are accrued daily.

In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available. Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

When market quotations are not readily available, a security or other asset is valued at its fair value as determined under procedures approved by the Board. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board will regularly evaluate whether the Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Adviser.

Trading in Foreign Securities
In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV per share is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund may value foreign securities at fair value, taking into account such events, in calculating the NAV per share. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV per share in advance of the time the NAV per share is calculated. The Adviser anticipates that the Fund’s portfolio holdings will be fair valued when market quotations for those holdings are considered unreliable.

How to Buy Shares
All purchase requests must be received in “good order.”  “Good order” generally means that your purchase request includes the name of the Fund and share class; the dollar amount of shares to be purchased; your account application or investment stub; and a check payable to the name of the Fund. The minimum initial investment amount for the Investor Class shares is $100,000 and the minimum subsequent investment amount is $100. The minimum initial investment amount for the Institutional Class shares is $1,000,000 and the minimum subsequent investment amount is $10,000.

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Although not limited to the list below, the Fund’s minimum investment requirements may be waived from time to time by the Adviser, and for the following types of shareholders:

•
current and retired employees, directors/trustees and officers of the Trust, the Adviser and its affiliates and certain family members of each of them (i.e., spouse, domestic partner, child, parent, sibling, grandchild and grandparent, in each case including in-law, step and adoptive relationships);

•	any shareholder with an aggregate investment of $100,000 or more in the Fund;
•	any trust, pension, profit sharing or other benefit plan for current and retired employees, directors/trustees and officers of the Adviser and its affiliates;
•
current employees of U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), broker-dealers who act as selling agents for the Fund, intermediaries that have marketing agreements in place with the Adviser and the immediate family members of any of them;

•	existing clients of the Adviser, their employees and immediate family members of such employees;
•	registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund’s distributor; and
•	qualified broker-dealers who have entered into an agreement with the Fund’s distributor.

You may purchase shares of the Fund by check, by wire transfer, via electronic funds transfer through the Automated Clearing House (“ACH”) network through an authorized bank or through one or more brokers authorized by the Fund to receive purchase orders. If you have any questions or need further information about how to purchase shares of the Fund, you may call a customer service representative of the Fund toll-free at 1-844-IQFUND1 (473-8631). The Fund reserves the right to reject any purchase order. For example, a purchase order may be refused if, in the Adviser’s opinion, it is so large that it would disrupt the management of the Fund. Orders may also be rejected from persons believed by the Fund to be “market timers.”

All checks must be in U.S. dollars drawn on a domestic U.S. bank. The Fund will not accept payment in cash or money orders. The Fund does not accept post-dated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

To buy shares of the Fund, complete an account application and send it together with your check for the amount you wish to invest in the Fund to the address below. To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If you do not have the Invest by Mail form include the Fund name, your name, address, and account number on a separate piece of paper along with your check. If your payment is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent. You may also be responsible for any loss sustained by the Fund.

In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund’s objective and otherwise acceptable to the Adviser and the Board. For further information, you may call a customer service representative of the Fund toll-free at 1-844-IQFUND1 (473-8631).

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program. As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address. Effective May 11, 2018, if you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P. O. Box will not be accepted. Please contact the Transfer Agent at 1-844-IQFUND1 (473-8631) if you need additional assistance when completing your account application.

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If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account application will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Shares of the Fund have not been registered for sale outside of the United States. The Adviser generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Purchasing Shares by Mail
Please complete the account application and mail it with your check, payable to the Infinity Q Diversified Alpha Fund, to the Transfer Agent at the following address:

Infinity Q Diversified Alpha Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

You may not send an account application via overnight delivery to a United States Postal Service post office box. If you wish to use an overnight delivery service, send your account application and check to the Transfer Agent at the following address:

Infinity Q Diversified Alpha Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

Note:
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agent. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt constitutes physical possession of the purchase order or redemption request by the transfer agent.

Purchasing Shares by Telephone
If you have accepted telephone options on your account application or by subsequent arrangement in writing with the Fund and your account has been open for 15 calendar days, you may purchase additional shares by calling the Fund toll-free at 1-844-IQFUND1 (473-8631). You may not make your initial purchase of the Fund shares by telephone. Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the ACH network. You must have banking information established on your account prior to making a telephone purchase. Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions. If your order is received prior to 4:00 p.m., Eastern Time, shares will be purchased at the appropriate share price next calculated. For security reasons, requests by telephone may be recorded. Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time).

Purchasing Shares by Wire
If you are making your initial investment in the Fund, before wiring funds, the Transfer Agent must have a completed account application. You can mail or overnight deliver your account application to the Transfer Agent at the above address. Upon receipt of your completed account application your account will be established and a service representative will contact you to provide your new account number and wiring instructions. If you do not receive this information within one business day, contact the Transfer Agent. You may then instruct your bank to send the wire. Prior to sending the wire, please call the Fund at 1-844-IQFUND1 (473-8631) to advise them of the wire and to ensure proper credit upon receipt. Your bank must include the name of the Fund, your name and your account number so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

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U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA No. 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account No. 112-952-137
Further Credit: Infinity Q Diversified Alpha Fund
Shareholder Registration
Shareholder Account Number

If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent. It is essential that your bank include complete information about your account in all wire transactions. If you have questions about how to invest by wire, you may call the Transfer Agent at 1-844-IQFUND1 (473-8631). Your bank may charge you a fee for sending a wire payment to the Fund.

Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing. Neither the Fund nor U.S. Bank N.A. are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

Retirement Accounts
The Fund offers prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-844-IQFUND1 (473-8631) for information on:

•	Individual Retirement Plans, including Traditional IRAs and Roth IRAs.
•	Small Business Retirement Plans, including Simple IRAs and SEP IRAs.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory federal income tax withholdings. For more information, call the number listed above. Direct shareholder accounts may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by other institutions may vary.

Purchasing and Selling Shares through a Broker
You may buy and sell shares of the Fund through certain brokers and financial intermediaries (and their agents) (collectively, “Brokers”) that have made arrangements with the Fund to sell its shares. Brokers may have different investment minimum requirements than those outlined in this prospectus. Additionally, Brokers may aggregate several customer accounts to accumulate the requisite initial investment minimum of the Fund. Please consult your Broker for their account policies. When you place your order with such a Broker, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next applicable price calculated by the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or, if applicable, a broker’s designee receives the order. The Broker holds your shares in an omnibus account in the Broker’s name, and the Broker maintains your individual ownership records. The Adviser may pay the Broker for maintaining these records as well as providing other shareholder services. The Broker may charge you a fee for handling your order. The Broker is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.

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How to Sell Shares
You may sell (redeem) your Fund shares on any day the Fund and the NYSE are open for business either directly to the Fund or through your financial intermediary.

In Writing
You may redeem your shares by simply sending a written request to the Transfer Agent. You should provide your account number and state whether you want all or some of your shares redeemed. If you have an IRA or other retirement plan, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding. The letter should be signed by all of the shareholders whose names appear on the account registration and include a signature guarantee(s), if necessary. You should send your redemption request to:

Regular Mail	Overnight Express Mail
Infinity Q Diversified Alpha Fund	Infinity Q Diversified Alpha Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53201-0701	Milwaukee, Wisconsin 53202

NOTE:
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt constitutes physical possession of the purchase order or redemption request by the transfer agent.

By Telephone
If you accepted telephone options on your account application, you may redeem all or some of your shares, up to $50,000, by calling the Transfer Agent at 1-844-IQFUND1 (473-8631)   before the close of trading on the NYSE. This is normally 4:00 p.m., Eastern Time. Redemption proceeds will be processed on the next business day and sent to the address that appears on the Transfer Agent’s records or via ACH to a previously established bank account. If you request, redemption proceeds will be wired on the next business day to the bank account you designated on the account application. The minimum amount that may be wired is $1,000. A wire fee of $15 will be deducted from your redemption proceeds for complete redemption and any redemption to redeem a specific number of shares. In the case of a partial redemption, the fee will be deducted from the remaining account balance. Telephone redemptions cannot be made if you notified the Transfer Agent of a change of address within 15 calendar days before the redemption request.

Shares held in IRA or other retirement accounts may be redeemed by telephone at 1-844-IQFUND1 (473-8631). Investors will be asked whether or not to withhold taxes from any distribution.

You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at 1-844-IQFUND1 (473-8631) for instructions.

You may encounter higher than usual call wait times during periods of high market activity. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. If you are unable to contact the Fund by telephone, you may mail your redemption request in writing to the address noted above. Once a telephone transaction has been accepted, it may not be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time).

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Payment of Redemption Proceeds
The Fund typically sends the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or ACH transfer. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law. If you did not purchase your shares with a wire payment, before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date.

Redemption “In-Kind”
The Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, redemption methods may include paying redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio (a “redemption in-kind”).

Signature Guarantees
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantor.

A signature guarantee from either a Medallion program member or a non-Medallion program member is required to redeem shares in the following situations:
•	If ownership is changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	When a redemption is received by the Transfer Agent and the account address has changed within the last 30 calendar days; and
•	For all redemptions in excess of $50,000 from any shareholder account, including IRAs.

The Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund and /or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Other Information about Redemptions
The Fund may redeem the shares in your account if the value of your account is less than $500 as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action.

DIVIDENDS AND DISTRIBUTIONS

The Fund will generally make distributions of dividends and capital gains, if any, at least annually, typically in December. The Fund may make an additional payment of dividends or distributions of capital gains if it deems it necessary for federal income tax purposes or otherwise desirable at any other time of the year.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; (2) reinvest dividends in additional Fund shares and receive capital gains in cash; or (3) receive all distributions in cash.

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If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV per share, and to reinvest all subsequent distributions. If you wish to change your distribution option, notify the Transfer Agent in writing or by telephone at least 5 days prior to the payment date for the distribution.

TOOLS TO COMBAT FREQUENT TRANSACTIONS

The Board has adopted policies and procedures to prevent frequent transactions in the Fund. The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps include imposing a redemption fee, monitoring trading practices and using fair value pricing. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that the Fund believes is consistent with shareholder interests.

Redemption Fees. The Fund charges a 1.00% redemption fee on the redemption of Fund shares held for 60 days or less. This fee (which is paid into the Fund) is imposed in order to help offset the transaction costs and administrative expenses associated with the activities of short-term “market timers” that engage in the frequent purchase and sale of Fund shares. The “first in, first out” (“FIFO”) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee is deducted from your proceeds and is retained by the Fund for the benefit of its long-term shareholders. Redemption fees will not apply to shares acquired through the reinvestment of dividends. Although the Fund has the goal of applying the redemption fee to most redemptions, the redemption fee may not be assessed in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans.

Monitoring Trading Practices. The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by financial intermediaries is limited because the Fund does not have simultaneous access to the underlying shareholder account information.

In compliance with Rule 22c-2 of the Investment Company Act of 1940, as amended, the Fund’s Distributor, on behalf of the Fund, has entered into written agreements with each of the Fund’s financial intermediaries, under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its market timing policies.

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Fair Value Pricing. The fair value of an investment is the amount, as determined by the Adviser in good faith using procedures approved by the Board, that the Fund might reasonably expect to receive upon a current sale of the investment. The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. Fair value pricing is used when market quotations are not readily available, the Fund’s pricing service does not provide a valuation (or provides a valuation that in the judgment of the Adviser does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable. Valuing securities and other investments at fair value involves reliance on judgment. There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

Fair value pricing may be applied to non-U.S. securities. The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that the Fund’s NAV is calculated. The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day. If such events occur, the Fund may value non-U.S. securities at fair value, taking into account such events, when it calculates its NAV. Other types of investments that the Fund may hold for which fair value pricing might be required include, but are not limi ted to: (a) investments which are not frequently traded and/or the market price of which the Adviser believes may be stale; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; (e) fixed income securities that have gone into default and for which there is not a current market value quotation; and (f) derivatives for which there are no current market value quotations.

More information regarding fair value pricing can be found under the heading titled, “Pricing of Fund Shares.”

TAX CONSEQUENCES

Below the Fund has summarized some important tax issues that affect the Fund and its shareholders. The summary is based on current tax law, which may be changed by legislative, judicial or administrative action.

The recently enacted Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes specifically with respect to the regulated investment company rules, but the Tax Act makes numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.

The Fund will typically make any distributions of net investment income and capital gains annually. Dividends of net investment income and distributions from the Fund’s net short-term capital gains are taxable to you as ordinary income or qualified dividend income. Distributions from the Fund’s net capital gain (the excess of its net long-term capital gains over its net short-term capital losses) are generally taxable to non-corporate shareholders at rates of up to 20%, regardless of how long the shareholders held their respective shares in the Fund. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

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Distributions that the Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at rates of up to 20% if requirements, including holding period requirements, are satisfied. In general, the Fund may report its dividends as qualified dividend income to the extent derived from dividends paid to the Fund by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. A portion of the dividends received from the Fund (but none of its capital gain distributions) may qualify for the dividends-received deduction for corporations.

The Fund expects to invest up to 25% of its total assets in its Subsidiary, which the Fund expects to be treated as a controlled foreign corporation under the Code. The Fund expects its Subsidiary will make actual annual distributions in an amount at least equal to the subpart F income attributed to the Fund. To the extent the Subsidiary makes such distributions out of earnings and profits, the Fund expects such distributions to be treated as qualifying income. The Fund will carefully monitor its investments in its Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary.

A Medicare contribution tax of 3.8% applies to all or a portion of net investment income of U.S. individuals with income exceeding specified thresholds, and to all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by the Fund and gain on the redemption of Fund shares.

Any dividend or capital gain distribution paid by the Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or capital gain distribution. You should note that a dividend or capital gain distribution paid on shares that you purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes even though the dividend or capital gain distribution represents, in substance, a partial return of capital to you. This is known as “buying a dividend” and should be avoided by taxable investors.

Although distributions are generally taxable when received, certain distributions declared in October, November, or December to shareholders of record on a specified date in such a month but paid the following January are taxable as if received in December of the year in which the dividend is declared.

The Fund will send you a report annually summarizing the amount and tax aspects of your distributions. The Fund will be required to report to the Internal Revenue Service (“IRS”) all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. The Fund will also be required to report tax basis information for such shares and indicate whether these shares had a short-term or long-term holding period. If a shareholder has a different basis for different shares of the Fund in the same account (e.g., if a shareholder purchased shares in the same account at different times for different prices), the Fund calculates the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis is first-in, first-out (“FIFO”). A shareholder may elect, on an account-by-account basis, to use a method other than FIFO by following procedures established by the Fund or its administrative agent. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the Fund’s default method, the new election will generally apply as if the FIFO method had never been in effect for such account. Shareholders should consult their tax advisers concerning the tax consequences of applying the Fund’s default method or electing another method of basis calculation. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

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By law, the Fund must withhold as backup withholding a percentage of your taxable distributions and redemption proceeds if you (1) have provided the Fund either an incorrect tax identification number or no number at all, (2) are subject to backup withholding by the Internal Revenue Service (“IRS”) for failure to properly report payments of interest or dividends, (3) have failed to certify to the Fund that you are not subject to backup withholding, or (4) have not certified to the Fund that you are a U.S. person (including a U.S. resident alien). The backup withholding rate is 24% for taxable years beginning after December 31, 2017 and before January 1, 2026. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

Each sale of shares of the Fund may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer. For tax purposes, an exchange of Fund shares for shares of a different fund is the same as a sale.

If you redeem your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the redemption price of the shares you redeem, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction. The Code limits the deductibility of capital losses in certain circumstances.

To the extent the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of the Fund consist of foreign securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. The Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

Additional information concerning taxation of the Fund and its shareholders is contained in the SAI. Tax consequences are not the primary consideration of the Fund in making its investment decisions. If you have a tax-advantaged retirement account, you will generally not be subject to federal taxation on any dividends and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your own tax adviser concerning federal, foreign, state and local taxation of distributions from the Fund.

SHARE CLASS INFORMATION AND DISTRIBUTION ARRANGEMENTS

Description of Classes
The Trust has adopted a multiple class plan that allows the Fund to offer one or more classes of shares. The Fund offers two classes of shares – Investor Class and Institutional Class. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses as discussed below.

Investor Class Shares
Investor Class shares are subject to Rule 12b-1 fees (or distribution and service fees) described below of 0.25% of average daily net assets, which are assessed against the shares of the Fund.

Institutional Class Shares
If you purchase Institutional Class shares of the Fund you will pay the NAV per share next determined after your order is received. Institutional Class shares of the Fund are not subject to Rule 12b-1 fees.

The following persons are eligible to invest in Institutional Class shares:

1.
Institutional investors including banks, savings institutions, credit unions and other financial institutions, pension, profit sharing and employee benefit plans and trusts, insurance companies, investment companies, investment advisers, broker-dealers and financial advisers acting for their own accounts or for the accounts of their clients;

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2.
Full-time employees, agents, employees of agents, retirees and directors (trustees), and members of their families (i.e., parent, child, spouse, domestic partner, sibling, set or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons) of the Adviser and its affiliated companies; and

3.	Shareholders investing through accounts at approved broker-dealers who act as selling agents for the Fund.

Distribution Plan (Rule 12b‑1 Plan)
The Trust has adopted a plan pursuant to Rule 12b-1 for the Fund’s Investor Class shares that allows the Fund to pay fees for the sale, distribution and servicing of its Investor Class shares. The plan provides for a distribution and servicing fee of up to 0.25% of the Investor Class shares’ average daily net assets. Because these fees are paid out over the life of the Fund’s Investor Class shares, over time, these fees (to the extent they are accrued and paid) will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Fund has policies and procedures in place for the monitoring of payments to broker-dealers and other financial intermediaries for distribution-related activities and the following non-distribution activities: sub‑transfer agent, administrative, and other shareholder servicing services.

Additional Payments to Dealers
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Distributor
Quasar Distributors, LLC (“Quasar” or “Distributor”), an affiliate of the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, is located at 777 East Wisconsin Avenue, 6th Floor, Milwaukee, Wisconsin 53202, and is the distributor for the shares of the Fund. Quasar is a registered broker-dealer and a member of the Financial Industry Regulatory Authority. Shares of the Fund are offered on a continuous basis.

Service Fees – Other Payments to Third Parties
The Adviser, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

ADDITIONAL INFORMATION

Inactive Accounts
The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. Investors with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information.

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Fund Mailings
Statements and reports that the Fund sends to you include the following:
•	Confirmation statements (after every transaction that affects your account balance or your account registration);
•	Annual and semi-annual shareholder reports (every six months); and
•	Quarterly account statements.

It is important that the Fund maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned.

Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-844-IQFUND1 (473-8631) to request individual copies of these documents. Once the Fund receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

General Policies
Some of the following policies are mentioned above. In general, the Fund reserves the right to:
•	Refuse, change, discontinue, or temporarily suspend account services, including purchase, or telephone redemption privileges, for any reason;
•
Reject any purchase request for any reason. Generally, the Fund will do this if the purchase is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor’s history of excessive trading);

•
Redeem all shares in your account if your balance falls below $500 due to redemption activity. If, within 30 days of the Fund’s written request, you have not increased your account balance, you may be required to redeem your shares. The Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV;

•	Delay paying redemption proceeds for more than seven calendar days after receiving a request, under the circumstances described below; and
•	Reject any purchase or redemption request that does not contain all required documentation.

Before redeeming recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are redeeming, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date. Furthermore, there are certain times when you may be unable to redeem the Fund’s shares or receive proceeds. Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days for:

1.	any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted;
2.
any period during which an emergency exists as a result of which disposal by the Fund of securities it owns by them is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

3.	such other periods as the SEC may permit for the protection of the Fund’s shareholders.

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If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity. Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. In addition, once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time).
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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the fiscal periods shown. Certain information reflects financial results for a single share. The total returns in each table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by BBD, LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

Investor Class Shares
For a share outstanding throughout the period

	Year Ended August 31, 2017		Year Ended August 31, 2016		Period September 30, 2014* to August 31, 2015

Net asset value, beginning of period	$9.86		$10.11		$10.00

Income/(loss) from investment operations:
Net investment loss (1)	(0.23)		(0.22)		(0.21)
Net realized and unrealized gain on investments	0.96		0.16		0.46
Total from investment operations	0.73		(0.06)		0.25

Less distributions:
From net investment income	(0.22)		—		—
From net realized gains	—		(0.19)		(0.14)

Total distributions	(0.22)		(0.19)		(0.14)

Redemption fee proceeds (1)	0.00	(2)	0.00	(2)	—

Net asset value, end of period	$10.37		$9.86		$10.11

Total Return(3)	7.56%		-0.59%		2.62	%(4)

Net assets, end of period (in thousands)	$15,658		$9,189		$185

Ratio of expenses to average net assets:
Before fees waived	2.78	%(6)	2.66	%(6)	2.76	%(5)(6)
After fees waived	2.61	%(6)	2.43	%(6)	2.38	% (5)(6)

Ratio of net investment loss to average net assets:
Before fees waived	-2.38	%(8)	-2.49	% (8)	-2.71	% (5)(8)
After fees waived	-2.22	%(8)	-2.25	% (8)	-2.33	% (5)(8)

Portfolio turnover rate (7)	65%		62%		195%	(4)
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*	Commencement of operations

(1)	Calculated using average shares method

(2)	Amount represents less than $0.01 per share

(3)	Performance reported does not reflect sales charges. Effective December 31, 2015, the class no longer has an initial sales charge

(4)	Not annualized

(5)	Annualized

(6)
The ratio of expenses to average net assets includes dividends and interest on short positions and brokerage expenses. For the periods ended August 31, 2015, August 31, 2016 and August 31, 2017,  excluding dividends and interest on short positions and brokerage expenses, the ratios of expenses to average net assets, before fees waived/reimbursed by the Adviser, were 2.63%, 2.43% and 2.37%, respectively. Excluding dividends and interest on short positions and brokerage expenses, the ratio of expenses to average net assets, after fees waived/reimbursed by the Adviser, were 2.25%, 2.20% and 2.20% respectively.

(7)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued

(8)
The ratio of net investment loss to average net assets include dividends and interest on short positions and brokerage expenses. For the periods ended August 31, 2015, August 31, 2016 and August 31, 2017, excluding dividends and interest on short positions and brokerage expenses, the ratios of net investment loss to average net assets, before fees waived/reimbursed by the Adviser, were -2.58%, ‑2.26% and -1.97%, respectively. Excluding dividends and interest on short positions and brokerage expenses, the ratio of net investment loss to average net assets, after fees waived/reimbursed by the Adviser, were -2.20%, -2.02% and -1.81%, respectively.

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Institutional Class Shares
For a share outstanding throughout the period
	Year Ended August 31, 2017	Year Ended August 31, 2016	Period September 30, 2014* to August 31, 2015
Net asset value, beginning of period	$9.90	$10.14	$10.00

Income/(loss) from investment operations:
Net investment loss (1)	(0.20)	(0.20)	(0.19)
Net realized and unrealized gain on investments	0.96	0.15	0.47
Total from investment operations	0.76	(0.05)	0.28

Less distributions:
From net investment income	(0.24)	—	—
From net realized gains	—	(0.19)	(0.14)
Total distributions	(0.24)	(0.19)	(0.14)

Redemption fee proceeds (1)	0.00 (2)	0.00 (2)	—

Net asset value, end of period	$10.42	$9.90	$10.14

Total Return	7.88%	-0.48%	2.93	% (3)

Net assets, end of period (in thousands)	$147,449	$132,462	$60,328

Ratio of expenses to average net assets:
Before fees waived(5)	2.42%	2.30%	2.49	%(4)
After fees waived(5)	2.34%	2.14%	2.17	%(4)

Ratio of net investment loss to average net assets:
Before fees waived(7)	-2.02%	-2.13%	-2.45	%(4)
After fees waived(7)	-1.95%	-1.97%	-2.13	%(4)

Portfolio turnover rate (6)	65%	62%	195	%(3)

*	Commencement of operations

(1)	Calculated using average shares method

(2)	Amount represents less than $0.01 per share

(3)	Not annualized

(4)	Annualized
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(5)
The ratios of expenses to average net assets include dividends and interest on short positions and brokerage expenses. For the periods ended August 31, 2015 and August 31, 2016 and August 31, 2017, excluding dividends and interest on short positions and brokerage expenses, the ratios of expenses to average net assets, before fees waived/reimbursed by the Adviser, were 2.34%, 2.10% and 2.03%, respectively. Excluding dividends and interest on short positions and brokerage expenses, the ratios of expenses to average net assets, after fees waived/reimbursed by the Adviser, were 2.02%, 1.95% and 1.95%, respectively.

(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued

(7)
The ratios of net investment loss to average net assets include dividends and interest on short positions and brokerage expenses. For the periods ended August 31, 2015 and August 31, 2016 and August 31, 2017, excluding dividends and interest on short positions and brokerage expenses, the ratios of net investment loss to average net assets, before fees waived/reimbursed by the Adviser, were -2.30%, ‑1.94% and -1.63%, respectively. Excluding dividends and interest on short positions and brokerage expenses, the ratios of net investment loss to average net assets, after fees waived/reimbursed by the Adviser, were -1.98%, -1.79% and -1.56%, respectively.

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PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.
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PN-1

Investment Adviser
Infinity Q Capital Management, LLC
888 7th Avenue, Suite 3700
New York, New York 10106

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, Pennsylvania 19103

Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue NW
Washington, DC 20004
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Infinity Q Diversified Alpha Fund

You can find more information about the Fund in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Fund’s annual and semi-annual reports (collectively, the “Shareholder Reports”) provide the most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s last fiscal period.

The SAI and the Shareholder Reports are available free of charge on the Fund’s website at www.infinityqfunds.com. You can obtain a free copy of the SAI and Shareholder Reports (when available), request other information, or make general inquires about the Fund by calling the Fund (toll-free) at 1-844-IQFUND1 (473-8631) or by writing to:

Infinity Q Diversified Alpha Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701 www.infinityqfunds.com

You may review and copy information including the Shareholder Reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling (202) 551‑8090. Reports and other information about the Fund are also available:

•	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov;
•	For a fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520; or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811‑21422.)

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